                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2002



                           EDGEWATER TECHNOLOGY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        0-20971               71-0788538
    ---------------------           ---------------------     ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


             20 Harvard Mills Square, Wakefield Massachusetts 01880
             ------------------------------------------------------
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code (781) 246-3343
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Attached as an exhibit to this Form 8-K is a copy of a Edgewater Technology, Inc. press release which was disseminated publicly on January 9, 2002.

      (c)  Exhibits. The following exhibit is filed with this Form 8-K:

           99.1  Edgewater Technology, Inc. Press Release dated January 9, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EDGEWATER TECHNOLOGY, INC.
                                  (Registrant)

Date: January 11, 2002            By:   /s/ Kevin Rhodes
                                     -----------------------
                                  Kevin Rhodes
                                  Chief Financial Officer

                                  EXHIBIT INDEX

      99.1 Edgewater Technology, Inc. Press Release dated January 9, 2002.